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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 24, 1995



                         Southern National Corporation
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            (Exact name of registrant as specified in its charter)


     North Carolina                1-10853                56-0939887
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(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


     500 North Chestnut Street, Lumberton, North Carolina     28358
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (910) 773-7500
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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file as Exhibit 99 hereto the financial statements of Commerce Bank for the period ended September 30, 1994. This exhibit was prepared by Commerce Bank, was not prepared by Registrant, and is not to be considered as being filed as part of the Registrant's disclosure obligations under the Securities Exchange Act of 1934, as amended.

     Such document will be incorporated by reference into future registration statements of the Registrant.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99 Financial Statements of Commerce Bank for the Quarter Ended September 30, 1994


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN NATIONAL CORPORATION
                                          (Registrant)

Date: February 24, 1995                By: /s/ David L. Craven

                                       Name: David L. Craven

                                       Title: Secretary



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                                 EXHIBIT INDEX


Exhibit Number and Description
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     99  Financial statements of Commerce Bank for the Quarter Ended September
         30, 1994


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